Click to edit Master title style Click to edit Master subtitle style Herc Holdings Inc. Q4 and Full Year ending December 31, 2016 Preliminary Results March 1, 2017

Agenda 2 Welcome and Introductions Elizabeth Higashi Vice President, Investor Relations Strategic Update and Industry Outlook Larry Silber President and Chief Executive Officer Q4 and Full Year Preliminary Financial Review Barbara Brasier Senior Vice President and Chief Financial Officer Q&A Larry Silber Barbara Brasier Bruce Dressel Senior Vice President and Chief Operating Officer NYSE: HRI

Safe Harbor Statements Basis of Presentation The financial results discussed in this presentation are preliminary and unaudited and subject to change as the Company’s financial results are finalized. The financial information included in this presentation is based upon the condensed consolidated and combined financial statements of the Company which are presented on a basis of accounting that reflects a change in reporting entity and have been adjusted for the effects of the spin-off, which effected our separation from Hertz Rental Car Holding Company, Inc. (“New Hertz”). These financial statements and financial information represent only those operations, assets, liabilities and equity that form Herc Holdings on a stand-alone basis. Since the spin-off occurred on June 30, 2016, the financial statements represent the carve-out financial results for the Company for the first six months of 2016, including spin-off impacts through June 30, 2016, and actual results for the second half of 2016, including the three months ended December 31, 2016. All prior period amounts represent carve-out financial results. Forward-Looking Statements This presentation contains statements that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including:  Risks related to material weaknesses in our internal control over financial reporting and the restatement of financial statements previously issued by Hertz Global Holdings, Inc. (in its form prior to the spin-off, “Hertz Holdings”), including that: we have identified material weaknesses in our internal control over financial reporting that may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor and lender confidence in us and, as a result, the value of our common stock and our ability to obtain future financing on acceptable terms, and we may identify additional material weaknesses as we continue to assess our processes and controls as a stand-alone company with lower levels of materiality; such material weaknesses could result in a material misstatement of our consolidated and combined financial statements that would not be prevented or detected; we continue to expend significant costs and devote management time and attention and other resources to matters related to our internal control over financial reporting and Hertz Holdings' restatement, which could adversely affect our ability to execute our strategic plan; our efforts to design and implement an effective control environment may not be sufficient to remediate the material weaknesses or prevent future material weaknesses; our material weaknesses and Hertz Holdings' restatement could expose us to additional risks that could materially adversely affect our financial position, results of operations and cash flows, including as a result of events of default under the agreements governing our indebtedness and/or government investigations, regulatory inquiries and private actions; we may experience difficulties implementing new information technology systems to maintain our books and records and provide operational information to our management team; if we decide to not implement the new operational system for our back office processes, we could need to expense items that were previously capitalized, which could result in a substantial charge in our results of operations; we could experience disruptions to our control environment in connection with the relocation of our Shared Services Center, including as a result of the failure to retain key employees who possess specific knowledge or expertise necessary for the timely preparation of our financial statements; and Hertz Holdings' restatement has resulted in government investigations, books and records demands, and private litigation and could result in government enforcement actions and private litigation that could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows; 3NYSE: HRI

Safe Harbor Statements - Continued 4NYSE: HRI  Risks related to the spin-off, which effected our separation from New Hertz, such as: we receive certain transition services from New Hertz pursuant to the transition services agreement covering IT services and other areas, which impact our control environment and, therefore, our internal control over financial reporting; we have limited operating history as a stand-alone public company, and our historical financial information for periods prior to July 1, 2016, is not necessarily representative of the results that we would have achieved as a separate, publicly traded company, and may not be a reliable indicator of our future results; the liabilities we have assumed and will share with New Hertz in connection with the spin-off could have a material adverse effect on our business, financial condition and results of operations; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes, including for reasons outside of our control, then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; if New Hertz fails to pay its tax liabilities under the tax matters agreement or to perform its obligations under the separation and distribution agreement, we could incur significant tax and other liability; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; the loss of the Hertz brand and reputation could materially adversely affect our ability to attract and retain customers; the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; and if the spin-off is not a legal dividend, it could be held invalid by a court and have a material adverse effect on our business, financial condition and results of operations;  Business risks could have a material adverse effect on our business, results of operations, financial condition and/or liquidity, including: o the cyclicality of our business, a slowdown in economic conditions or adverse changes in the economic factors specific to the industries in which we operate, in particular industrial and construction; o the dependence of our business on the levels of capital investment and maintenance expenditures by our customers, which in turn are affected by numerous factors, including the level of economic activity in their industries, the state of domestic and global economies, global energy demand, the cyclical nature of their markets, expectations regarding government spending on infrastructure improvements or expansions, their liquidity and the condition of global credit and capital markets; o we may have difficulty obtaining the resources that we need to operate, or our costs to do so could increase significantly; o intense competition in the industry, including from our own suppliers, that may lead to downward pricing or an inability to increase prices; o any occurrence that disrupts rental activity during our peak periods given the seasonality of the business, especially in the construction industry; o doing business in foreign countries exposes us to additional risks, including under laws and regulations that may conflict with U.S. laws and those under anticorruption, competition, economic sanctions and anti-boycott regulations; o our success as an independent company will depend on our new senior management team, the ability of other new employees to learn their new roles, and our ability to attract and retain key management and other key personnel; o some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; o changes in the legal and regulatory environment that affect our operations, including with respect to taxes, consumer rights, privacy, data security and employment matters, could disrupt our business and increase our expenses; o an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact;

Safe Harbor Statements - Continued o other operational risks such as: any decline in our relations with our key national account customers or the amount of equipment they rent from us; our equipment rental fleet is subject to residual value risk upon disposition, and may not sell at the prices we expect; we may be unable to protect our trade secrets and other intellectual property rights; we may fail to respond adequately to changes in technology and customer demands; our business is heavily reliant upon communications networks and centralized information technology systems and the concentration of our systems creates or increases risks for us, including the risk of the misuse or theft of information we possess, including as a result of cyber security breaches or otherwise, which could harm our brand, reputation or competitive position and give rise to material liabilities; failure to maintain, upgrade and consolidate our information technology networks could materially adversely affect us; we may face issues with our union employees; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; environmental, health and safety laws and regulations and the costs of complying with them, or any change to them impacting our customers’ markets could materially adversely affect us; decreases in government spending could materially adversely affect us; maintenance and repair costs associated with our equipment rental fleet could materially adversely affect us; and strategic acquisitions could be difficult to identify and implement and could disrupt our business or change our business profile significantly;  Risks related to our substantial indebtedness, such as: our substantial level of indebtedness exposes us or makes us more vulnerable to a number of risks that could materially adversely affect our financial condition, results of operations, cash flows, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; an increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability; and any additional debt we incur could further exacerbate these risks;  Risks related to the securities market and ownership of our stock, including that: the market price of our common stock may fluctuate significantly; the market price of our common stock could decline as a result of the sale or distribution of a large number of our shares or the perception that a sale or distribution could occur and these factors could make it more difficult for us to raise funds through future stock offerings; and provisions of our governing documents could discourage potential acquisition proposals and could deter or prevent a change in control; and  Other risks and uncertainties set forth in the Form 12b-25 filed with the Securities and Exchange Commission (“SEC”) on March 1, 2017, in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 in Part II under Item 1A “Risk Factors” and in our other filings with the SEC. All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements. 5NYSE: HRI

Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation which is not calculated according to GAAP (“non-GAAP”), such as adjusted EBITDA and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the Appendix to this presentation. Herc Holdings does not provide forward-looking guidance for certain financial measures on a GAAP basis or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. Certain items that impact net income (loss) cannot be predicted with reasonable certainty, such as restructuring and restructuring related charges, special tax items, borrowing levels (which affect interest expense), gains and losses from asset sales, the ultimate outcome of pending litigation and spin-related costs. 6NYSE: HRI

Transformation in Process  Executing our strategy and driving improvements in operating performance  Successfully diversifying fleet mix to higher dollar utilization equipment categories  Achieving above market growth in major urban locations  Growing local rental revenues faster than growth in national accounts  Improving fleet availability  Reducing equipment, parts and service costs through better vendor management  Enhancing customer service through key initiatives such as premium brands and new technologies 7NYSE: HRI

Preliminary Financial Highlights 8 Q4 2016 FY 2016 Equipment Rental Revenues $356.7 million $1,352.7 million Equipment Rental Revenue Growth1  + 6.2% in Key Markets2; 84% of total  + 1.3% YoY Overall2  + 8.1% in Key Markets2; 83% of total  + 0.5% YoY Overall2 Pricing  + 1.5% YoY in Key Markets  + 0.5% YoY Overall  + 1.6% YoY in Key Markets  + 0.3% YoY Overall Net Income (Loss) ($14.0) million ($20.5) million Adjusted EBITDA3 $145.7 million 36.0% margin $536.2 million 34.5% margin 1 Excluding operations in France & Spain and impact of foreign currency translation. 2 Key markets are defined as markets we currently serve outside of upstream oil and gas markets, overall refers to all markets. 3 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 26. NYSE: HRI

On the Path Forward 9NYSE: HRI • Herc Holdings began trading on the NYSE on July 1, 2016 Herc Holdings Spin Expand and Diversify Revenues Improve Operating Efficiencies Enhance Customer Experience On the Path Forward • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Focus on safety and labor productivity • Provide premium products and services • Introduce innovative technology solutions

Expand and Diversify Revenues  Increased sales force as part of territory optimization to drive revenue growth  Continued to successfully diversify fleet to attract “square-footage-under-roof” customers  Shifted to higher $ Utilization equipment showing results in major urban locations  Increased Local as a % of total rental to 53% in the fourth quarter  Increased ancillary revenue 15% in the quarter and 17% for the year compared with 2015 10NYSE: HRI • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues Key Accomplishments

Diversifying the Fleet to Maximize Dollar Utilization 11NYSE: HRI Aerial - Booms 19.3% Aerial - Scissors & Other 6.4% Earthmoving - Heavy 10.7% Earthmoving - Compact, 7.5% Material Handling - Telehandlers 13.5% Material Handling - Industrial 3.2% Trucks and Trailers 12.9% ProSolutions 13.4% ProContractor 4.7% Air Compressors 3.0% Other 2.0% Lighting 1.7% Compaction 1.7% Aerial - Booms 20.3% Aerial - Scissors & Other 5.7% Earthmoving - Heavy 12.4% Earthmoving - Compact 6.5% Material Handling - Telehandlers 13.9% Material Handling - Industrial 3.1% Trucks and Trailers 13.8% ProSolutions 12.4% ProContractor 3.4% Air Compressors 3.1% Other 2.1% Lighting 1.7% Compaction 1.6% OEC as of 12/31/2015 OEC as of 12/31/2016 Increased • Aerial - Scissor Lifts • Earthmoving - Compact • ProContractorTM and ProSolutionsTM Reduced • Aerial - Booms • Earthmoving - Heavy • Material Handling - Telehandlers

Improve Operating Efficiencies  Reduced FUR to 15.3% in December 2016 compared to 15.9% in the prior year  Improved fleet, parts and service costs through vendor management  Focused on enhancing salesforce effectiveness through by driving the right behaviors  Continued to improve safety performance and enhance safety culture – 45,000 hours of safety training in FY 2016 12NYSE: HRI • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Focus on safety and labor productivity Key Accomplishments

Enhance Customer Experience  Expanded ProSolutions Centers of Excellence to approximately 30 locations  Continued to upgrade branches to showcase ProContractor equipment  Focused on maintenance and service initiatives to better serve customers  Shifted core OEC categories to premium equipment that has broader customer appeal  Rolled out ProControl™ telematics to strategic customers 13NYSE: HRI • Provide premium products and services • Introduce innovative technology solutions Key Accomplishments

Industry Outlook Highlights Positive market growth and further penetration of rental solutions expected to continue 1 The American Institute of Architects (AIA). 2 ARA / IHS Global Insight as of February 2017, excludes Party & Event data. 3 Dodge Analytics. 4 Industrial information resources. $38 $31 $32 $35 $38 $41 $44 $47 $49 $51 $53 $56 $58 08 09 10 11 12 13 14 15 16 17E 18E 19E 20E ($ in billions) N.A. Equipment Rental Market 2 14NYSE: HRI as of February 2017 Non-Residential Starts 3 Architecture Billings Index 1 Industrial Spending 4 $297.9 $310.4 2016 2017E J a n -9 6 J a n -0 0 J a n -0 4 J a n -0 8 J a n -1 2 J a n- 1 6 50 $235 $249 $272 $281 $100 $150 $200 $250 $300 $350 2016 2017E 2018E 2019E ($ in millions) Jan 49.5 as of Q1 2017 as of January 2017 as of Q1 2017 ($ in millions) • Key industry metrics remain positive – non- res construction growth of 4.6% projected through 2019 • American Rental Association (ARA) forecasts North American equipment rental growth of 4.4% through 2020 • Industrial spending is expected to grow 4.2% in 2017 • Continuing shift from ownership to rental will fuel growth

On the Path Forward 15NYSE: HRI Disciplined Capital Management Expand and Diversify Revenues Improve Operating Efficiencies Enhance Customer Experience On the Path Forward • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Focus on safety and labor productivity • Provide premium products and services • Introduce innovative technology solutions • Drive EBITDA margin growth • Improve key financial metrics

Preliminary Financial Overview 16

Q4 and Full Year Preliminary Financial Summary 17NYSE: HRI $ in millions, except EPS Three Months Ended December 31, Year Ended December 31, 2016 2015 2016 2015 Equipment Rental Revenues $ 356.7 $ 359.2 $ 1,352.7 $ 1,411.7 Total Revenues 405.2 422.4 1,554.8 1,678.2 Net Income (Loss) (14.0) 78.2 (20.5) 111.3 Diluted Earnings (Loss) Per Share (0.49) 2.68 (0.72) 3.69 Adjusted EBITDA1 $ 145.7 $ 163.8 $ 536.2 $ 600.6 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 26.

Q4 and Full Year Preliminary Equipment Rental Revenues 18 $ in millions  Equipment rental revenue increased +6.2% in key markets, excluding divestitures and currency  Key markets represented 84% of rental revenue • Key markets increase attributable to: - Traction of urban market strategy - ProSolutions growth year-over-year - Core business improvement  Pricing increased 1.5% YoY in key markets and 0.5% overall  Equipment rental revenue increased +8.1% in key markets, excluding divestitures and currency  Key markets represented 83% of rental revenue  Rate of oil and gas decline continues to diminish as comparable periods are lapped Q4 Equipment Rental Revenue Bridge Full Year Equipment Rental Revenue Bridge NYSE: HRI Q4 Summary Full Year Summary $ 356.7 $7.0 $13.0 $17.5$359.2 0 50 100 150 200 250 300 350 400 2015 France & Spain and currency translation Key markets Oil and gas 2016 $1,352.7 $66.2 $77.9 $85.1 $1,411.7 800 900 1,000 1,100 1,200 1,300 1,400 1,500 2015 France & Spain and currency translation Key markets Oil and gas 2016

19NYSE: HRI  2015 included revenue from divested foreign operations  Sales of revenue earning equipment declined YoY due to high volume of disposals from oil & gas regions in 2015  New equipment sales were also lower due to focus on higher-margin rental activities Q4 Total Revenue Bridge Full Year Total Revenue Bridge $ in millions Q4 and Full Year Summary Q4 and Full Year Preliminary Total Revenues $405.2 $10.4 $5.1 $6.2 $4.5$422.4 200 250 300 350 400 450 2015 France & Spain and currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2016 $1,554.8 $77.9 $31.2 $21.5 $7.2 $1,678.2 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 2015 France & Spain and currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2016

20NYSE: HRI $ in millions  2015 included Q4 gain on divestiture  Interest expense for second half 2016 reflects debt on a stand-alone basis  Fleet depreciation increased due to fleet growth and normal course rate review  Losses on sales of revenue earning equipment diminished in second half  Increase in spin-off costs: IT and professional expenses related to the spin transaction Q4 and Full Year Summary Q4 and Full Year Preliminary Net Income 1 Interest expense, depreciation of REE and losses on sales of REE attributable to France & Spain are included in the category labeled “France & Spain and currency translation.” $(20.5) $43.8 $24.1 $31.1 $23.5 $56.2 $30.0 $16.9 $111.3 (35) (15) 5 25 45 65 85 105 125 2015 France & Spain and currency translation Tax expense Depr. of REE All Other Loss on sales of REE Spin-off costs Interest expense 2016 $(14.0) $50.0 $11.0 $5.0 $3.7 $5.4 $27.4 $10.3 $78.2 (20) 0 20 40 60 80 100 2015 France & Spain and currency translation Tax expense Depr. of REE All Other Loss on sales of REE Spin-off costs Interest expense 2016 Q4 Net Income Bridge Full Year Net Income Bridge 111 1 1 1

21NYSE: HRI $ in millions Q4 Adjusted EBITDA Bridge 2 Full Year Adjusted EBITDA Bridge 2 Q4 Summary Q4 and Full Year Preliminary Adjusted EBITDA1  Key markets mostly offset oil and gas decline Full Year Summary $536.2$18.4 $31.1 $9.7 $50.7 $45.5 $600.6 200 250 300 350 400 450 500 550 600 650 2015 France & Spain and currency translation Loss on sales of revenue earning equipment Stand-alone costs Key markets Oil and gas 2016 $145.7$2.3 $3.7 $6.1 $7.4 $1.4 $163.8 0 20 40 60 80 100 120 140 160 180 2015 France & Spain and currency translation Loss on sales of revenue earning equipment Stand-alone costs Key markets Oil and gas 2016  Oil and gas impacted by YoY revenue headwinds which continue to diminish as comparable periods are lapped 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 26. 2 Corporate G&A costs allocated pro rata between “Key markets” and “Oil and gas”

Preliminary Fleet Capital Expenditures 22 Average fleet original equipment cost (OEC). NYSE: HRI  Net Fleet Capex for the full year 2016 was $352.9 million as we successfully disposed of low performing fleet sooner than anticipated while achieving fleet diversification targets  In 2016, received $115.4 million in proceeds from disposal of equipment with an approximate OEC of $313 million  Rental equipment at OEC 2 was $3.56 billion as of December 31, 2016  Average rental equipment at OEC2 for the full year ended December 31, 2016, grew 3.4% versus the prior year, excluding divestitures  Dollar utilization was 35.1% for the fourth quarter 2016 $ in millions Year Ended December 31, 2016 2015 $ Variance Total Revenue Earning Equipment Expenditures $ 468.3 $ 600.0 $ (131.7) Revenue Earning Equipment Disposals $ (115.4) $ (151.9) $ 36.5 Net Fleet Capital Expenditures 1 $ 352.9 $ 448.1 $ (95.2) 1 Cash flow basis. 2 Based on ARA guidelines.

Preliminary Debt and Liquidity 23 Debt Ample Liquidity $ in millions, as of 12/31/16 $910.0 $610.0 $625.0 '17 '18 '19 '20 '21 '22 '23 '24 Total Liquidity $ 828.7 Cash and Cash Equivalents 11.6 ABL Availability 817.1 Facility 1,750.0 Outstanding (910.0) Letters of Credit (22.9) ABL Credit Facility Senior Secured Second Priority Notes Capital Leases $70.3  Stable debt with long dated maturities provide financial flexibility  Total debt of $2.2 billion as of December 31, 2016  Maintained ample liquidity during the quarter - $828.7 million as of December 31, 2016  Net cash provided by operating activities was $449.7 million - strong free cash flow1 for FY 2016 of $51.3 million  Gave notice of redemption of 10% of the outstanding senior notes at 103% of aggregate principal amount plus interest under the terms of the indenture NYSE: HRI 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 26.

Full Year 2017 Guidance1 24NYSE: HRI Adjusted EBITDA $550 million to $590 million Net Fleet Capital Expenditures2 $275 million to $325 million 1 Herc Holdings does not provide forward-looking guidance for certain financial measures on a GAAP basis or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. Certain items that impact net income (loss) cannot be predicted with reasonable certainty, such as restructuring and restructuring related charges, special tax items, borrowing levels (which affect interest expense), gains and losses from asset sales, the ultimate outcome of pending litigation and spin-related costs. 2 Cash flow basis.

In Summary • Gained traction in introducing new products across branch network • Accelerated branch performance in urban markets • Improved operating efficiencies • Improved sales force effectiveness through training and productivity tools • Achieved growth in ancillary revenues • Continued to drive safety as our #1 priority throughout the organization 25NYSE: HRI

Appendix 26

Glossary of Terms Commonly Used in the Industry 27NYSE: HRI OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association, which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 1 Fleet Age: The OEC weighted age of the entire fleet. 2 Net Fleet Capital Expenditures: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment. 3 Dollar Utilization ($ Ute): Dollar utilization is an operating measure calculated by dividing rental revenue by the average OEC of the equipment fleet for the relevant time period. 4 Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. 5 FUR: Fleet unavailable for rent. 6

Reconciliation of Net Income to EBITDA and Adjusted EBITDA 28NYSE: HRI EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income (loss), provision for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt, impairment charges, gain on disposal of a business and certain other items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non- GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. However, EBITDA and Adjusted EBITDA do not purport to be alternatives to net earnings as an indicator of operating performance. Additionally, neither measure purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments.

Preliminary Reconciliation of Net Income to EBITDA and Adjusted EBITDA 29 $ in millions Three months ended December 31, Year Ended December 31, 2016 2015 2016 2015 Net income (loss) $ (14.0) $ 78.2 $ (20.5) $ 111.3 Provision for income taxes 6.6 16.9 15.6 45.6 Interest expense, net 32.1 5.1 84.2 32.9 Depreciation of revenue earning equipment 95.4 86.1 350.5 343.7 Non-rental depreciation and amortization 11.9 19.1 44.8 77.2 EBITDA 132.0 205.4 474.6 610.7 Restructuring charges 0.5 0.8 4.0 4.3 Restructuring related charges 1 - 1.4 2.9 8.0 Spin-off costs 11.5 6.1 49.2 25.8 Non-cash stock-based compensation charges 1.7 0.4 5.5 2.7 Gain on disposal of business - (50.9) - (50.9) Other - 0.6 - - Adjusted EBITDA $ 145.7 $ 163.8 $ 536.2 $ 600.6 Total Revenues $ 405.2 $422.4 $ 1,554.8 $ 1,678.2 Adjusted EBITDA $ 145.7 $ 163.8 $ 536.2 $ 600.6 Adjusted EBITDA Margin 36.0% 38.8% 34.5% 35.8% NYSE: HRI 1 Represents incremental costs incurred directly supporting restructuring initiatives.

30 Year Ended December 31, 2016 Actual Sale of France and Spain Foreign Currency Translation Year Ended December 31, 2016 Adjusted Total revenues $ 1,554.8 $ 0 $ 8.1 $1,562.9 Equipment rental revenue 1,352.7 0 6.6 1,359.3 Year Ended December 31, 2015 Actual Sale of France and Spain Foreign Currency Translation Year Ended December 31, 2015 Adjusted Total revenues $ 1,678.2 $ (69.8) $ 0 $1,608.4 Equipment rental revenue 1,411.7 (59.6) 0 1,352.1 $ in millions Three months ended December 31, 2016 Actual Sale of France and Spain Foreign Currency Translation Three months ended December 31, 2016 Adjusted Total revenues $ 405.2 $ 0 $ 0.5 $ 405.7 Equipment rental revenue 356.7 0 0.5 357.2 Three months ended December 31, 2015 Actual Sale of France and Spain Foreign Currency Translation Three months ended December 31, 2015 Adjusted Total revenues $ 422.4 $ (9.9) $ 0 $412.5 Equipment rental revenue 359.2 (6.5) 0 352.7 $ in millions $ in millions $ in millions $ in millions Preliminary Reconciliation to Adjust for Divestitures and Foreign Currency Translation NYSE: HRI

Reconciliation of Free Cash Flow 31NYSE: HRI Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less revenue earning equipment expenditures, proceeds from disposal of revenue earning equipment, property and equipment expenditures, proceeds from disposal of property and equipment and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures.

Preliminary Reconciliation of Free Cash Flow 32 $ in millions Year Ended December 31, 2016 Net cash provided by operating activities $ 449.7 Revenue earning equipment expenditures ( (468.3) Proceeds from disposal of revenue earning equipment 115.4 Non-rental capital expenditures (47.8) Proceeds from disposal of property and equipment 5.7 Other investing activities (3.4) Free Cash Flow $ 51.3 NYSE: HRI

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